Purchase Order

GST REG. NO :

Tungsten ID :

Billing Address	Vendor Address	Shipping Address	Mail Invoice To	Information
				Purchase Order No. **Date** **Vendor No.** **Buyer** **Phone** **Email ID**

Customer PO No.:

Header Text	Terms of Payment, Delivery, Currency & MOT
Invoice schedule : *Creator name:* *Contact to:* *Tool to be permanently marked as Property of Hewlett-Packard. Tool to be the property of HP, stored and maintained by the supplier at no cost to HP.*	**Terms of Delivery:** **Terms of Payment** **Currency:** SGD **Mode of Transport:**

Purchase Order

Vendor Address

Order No. / Order Date

/

Item	Material	Description	Quantity	UoM	Requested Ship Date	Delivery date	Unit Price	Product Amount
				EA				
	Shipping Instruction	Requestor:						
					Total net value excl. tax		SGD	

Purchase Order

Vendor Address

Order No. / Order Date

/

Terms and Conditions:

The HP Inc. terms and conditions applicable to the Purchase Order may differ in accordance with the jurisdiction where delivery is made. To view the HP standard terms and conditions please refer following URL https://h20168.www2.hp.com/classC/spwebdocs/TC/5200.pdf
In the case where 3rd party options are the subject of this PO, the PO is issued pursuant to the terms and conditions of an executed distribution agreement between HP, or the HP entity issuing this order, and you as the seller. In the absence of such an executed agreement, please contact CDT@hp.com to request a copy of HP's PO terms and conditions for 3rd party options.

1. Please acknowledge this order.
2. Address the correspondence or acknowledgement to the attention of the buyer. The buyer's name must appear in the envelope window or on its face.
3. Upon acceptance of this Purchase Order by acknowledgement, shipment or otherwise, seller agrees to the Purchase Order terms and conditions set forth hereof.
4. HP Purchase Order No. and HP Part No. must appear on all written correspondence and must be furnished in accordance with HP terms and conditions.
5. This order was generated electronically and does not require a signature.
6. For non-Tungsten invoice remittance, please mail remittance to mailing address.
7. For Tungsten invoices Invoice To HP Inc. https://portal.tungsten-network.com/login using the agreed account number.